                         NORTHSTAR REALTY FINANCE CORP.
                             SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                October   , 2004
                                                                        --

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
DEUTSCHE BANK SECURITIES INC.
CREDIT SUISSE FIRST BOSTON LLC
JMP SECURITIES LLC
  as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         NorthStar Realty Finance Corp., a Maryland corporation (the "Company"),
NorthStar Realty Finance Limited Partnership, a Delaware limited partnership
(the "Operating Partnership"), NorthStar Capital Investment Corp., a Maryland
corporation ("NCIC"), and NorthStar Partnership, L.P., a Delaware limited partnership ("NPLP"), each confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the "Underwriters"), for whom
Friedman, Billings, Ramsey & Co., Inc., Deutsche Bank Securities Inc., Credit
Suisse First Boston LLC and JMP Securities LLC are acting as Representatives (in such capacity, collectively, the "Representatives"), with respect to (i) the sale by the Company of 20,000,000 shares (the "Initial Shares") of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of each of the
Underwriters listed in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 3,000,000 additional shares of Common Stock to cover over-allotments (the "Option
Shares"), if any, from the Company to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto. The Initial Shares and all or any part of the Option Shares are hereinafter called, collectively, the
"Shares."

         The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this
Underwriting Agreement (the "Agreement") has been executed and delivered.

         The Company will issue to Friedman, Billings, Ramsey & Co., Inc. for its own account a number of shares of Common Stock equal to 0.25% of the number of Initial Shares (the "FBR Restricted Shares") at the Closing Time (as defined below).

         The Company has filed a registration statement on Form S-11 (No.
333-114675), including a preliminary prospectus, with the Securities and
Exchange Commission (the "Commission") for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations") and such amendments thereto, including such amended preliminary prospectuses, as have been required to the date hereof. Such registration statement has been declared effective under the Securities Act by the Commission. The Company agrees to file such post-effective amendments thereto, including such amended prospectuses as may hereafter be required. Such registration statement as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A of the Securities Act Regulations) is hereinafter called the "Registration
Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule
462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b)
Registration Statement," and after such filing the term "Registration Statement"
shall include the 462(b) Registration Statement. The preliminary prospectus, dated as of October 6, 2004, included in the Registration Statement before it became effective under the Securities Act and any prospectus filed with the
Commission by the Company with the consent of the Underwriters pursuant to Rule
424(a) of the Securities Act Regulations is hereinafter called the "Preliminary
Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the
Securities Act Regulations, and any amendments thereof or supplements thereto.
The Commission has not issued any order preventing or suspending the use of any
Preliminary Prospectus.

         At or before the Closing Time (as defined below), the Company, the
Operating Partnership, NCIC and the following direct or indirect majority-owned subsidiaries of NCIC will complete a series of transactions described in the
Preliminary Prospectus and the Prospectus under the captions "Prospectus Summary
- The Formation Transactions" and "The Formation Transactions" (such transactions being hereinafter called the "Formation Transactions"): (1) NPLP,
(2) NS Advisors Holdings LLC, a Delaware limited liability company ("NSA
Holdings"), (3) NorthStar Funding Managing Member Holdings LLC, a Delaware
limited liability company ("NFMM Holdings" and together with NPLP and NSA
Holdings, the "Transferors") and (4) Presidio Capital Investment Company, LLC, a
Delaware limited liability company ("PCIC"). As part of the Formation
Transactions, (1) the Company will contribute to the Operating Partnership the net proceeds of the sale of the Shares to the Underwriters in exchange for units of partnership interest in the Operating Partnership (the "OP Units"), (2) the
Transferors will contribute certain assets and related liabilities and rights described in the Preliminary Prospectus and the Prospectus (the "Contributed
Assets") to the Operating Partnership in exchange for OP Units, (3) the
Operating Partnership will contribute certain of the Contributed Assets to NRFC
Private REIT Corp., a Maryland corporation and a subsidiary of the Operating
Partnership (the "Private REIT" and together with the

                                      -2-

Operating Partnership, the "Initial Subsidiaries") and (4) the Operating
Partnership will issue an aggregate of 766,700 OP Units which are structured as profits interests (the "LTIP Units") and such additional number of LTIP Units which equals 3% of any Option Shares that are issued and sold to the
Underwriters to NRF Employee LLC, a Delaware limited liability company of which the managing member will be the Operating Partnership and the remaining members will be employees of the Company or co-employees of the Company and NCIC. As used in this Agreement, the term "Formation Agreements" collectively refers to:
(1) the Contribution Agreement among NSA Holdings, PCIC and the Operating
Partnership (the "NSA Holdings Contribution Agreement"); (2) the Contribution
Agreement among NPLP, NFMM Holdings and the Operating Partnership (the "NPLP and
NFMM Holdings Contribution Agreement" and together with the NSA Holdings
Contribution Agreement, the "Contribution Agreements"); (3) the Shared
Facilities and Services Agreement between NCIC and the Company; (4) the
Agreement of Limited Partnership of the Operating Partnership, dated as of
October __, 2004, by the Company as the sole general partner and as the initial limited partner; (5) the Executive Employment Agreement, dated as of October __,
2004, between the Company and David T. Hamamoto; (6) the Executive Employment
Agreement, dated as of October __, 2004, between the Company and Mark E.
Chertok; (7) the Executive Employment Agreement, dated as of October __, 2004, between the Company and Jean-Michel Wasterlain; (8) the Executive Employment
Agreement, dated as of October __, 2004, between the Company and Daniel R.
Gilbert; (9) the Non-Competition Agreement by and among NCIC, NPLP, the Company and the Operating Partnership; (10) the Restricted Stock Agreement between the
Company and W. Edward Scheetz (the "Scheetz Restricted Stock Agreement"); (11)
the Restricted Stock Agreement between the Company and William Adamski (the
"Adamski Restricted Stock Agreement"); (12) the Restricted Stock Agreement
between the Company and Preston Butcher (the "Butcher Restricted Stock
Agreement"); (13) the Restricted Stock Agreement between the Company and Judith
Hannaway (the "Hannaway Restricted Stock Agreement"); (14) the Restricted Stock
Agreement between the Company and Wesley D. Minami (the "Minami Restricted Stock
Agreement"); (15) the Restricted Stock Agreement between the Company and Frank
Sica (the "Sica Restricted Stock Agreement" and, together with the Scheetz
Restricted Stock Agreement, the Adamski Restricted Stock Agreement, the Butcher
Restricted Stock Agreement, the Hannaway Restricted Stock Agreement and the
Minami Restricted Stock Agreement, the "Restricted Stock Agreements"); (16) the
LTIP Unit Vesting Agreement, dated as of October __, 2004, between the Operating
Partnership and NRF Employee LLC; (17) the Purchase and Sale Agreement between the Operating Partnership and ALGM I Equity LLC; and (18) the Registration
Rights Agreement between the Company and the Transferors (the "Registration
Rights Agreement"), each such agreement to be entered into at the Closing Time unless otherwise indicated.

     1. Sale and Purchase.

     (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common

                                      -3-

Stock of $________, the Company agrees to sell to the Underwriters the Initial
Shares and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such
Underwriter's name, plus any additional number of Initial Shares which such
Underwriter may become obligated to purchase pursuant to the provisions of
Section 8 hereof, subject in each case, to such adjustments among the
Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. Notwithstanding the foregoing, the purchase price per share of Common Stock paid by the Underwriters to the Company in respect of any Initial Shares or Option Shares to be sold by the Underwriters to Mr. David T. Hamamoto or Mr. W. Edward Scheetz shall be equal to the "Price to Public" of the Initial Shares set forth on the cover page of the Prospectus.

     (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the
Company setting forth the number of Option Shares as to which the several
Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of
Delivery") shall be determined by the Representatives, but shall not be later than five full business days after the exercise of such option, nor in any event prior to the Closing Time (as defined below). If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of
Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of
Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of
Initial Shares, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) FBR Restricted Shares. (i) Friedman, Billings, Ramsey & Co., Inc.
represents and warrants to the Company that it is a "qualified institutional buyer" as such term is defined in Rule 144A under the Securities Act.

          (ii) In further consideration of the efforts of Friedman, Billings,
     Ramsey & Co., Inc. in connection with the sale and purchase of the Shares, the Company agrees to issue and deliver to Friedman, Billings, Ramsey &
     Co., Inc. the FBR Restricted Shares at the Closing Time (as defined below)
     upon the basis of the representations and warranties of Friedman, Billings,
     Ramsey & Co., Inc. herein,

                                      -4-

     including, but not limited to, the representation contained in Section
     1(c)(i) hereof, and the other terms and conditions set forth herein.

          (iii) Friedman, Billings, Ramsey & Co., Inc. agrees not to sell, transfer or otherwise dispose of the FBR Restricted Shares for a period of
     180 days from the date of this Agreement; provided, however, that Friedman,
     Billings, Ramsey & Co., Inc. shall be permitted to transfer any FBR
     Restricted Shares to any of its officers, directors or employees.

     2. Payment and Delivery.

     (a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the
Representatives, through the facilities of The Depository Trust Company ("DTC")
for the account of such Underwriter, against payment by or on behalf of such
Underwriter of the purchase price therefor by wire transfer of Federal
(same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the Closing Time (as defined below) with respect thereto at the office of Friedman, Billings, Ramsey & Co.,
Inc., 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the
Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the
Representatives and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the "Closing Time."

     (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the
Representatives, through the facilities of DTC for the account of such
Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours'
prior notice. The Company will cause the certificates representing the Option
Shares to be made available for checking and packaging at least twenty-four hours prior to the Date of Delivery with respect thereto at the Designated
Office. The time and date of such delivery and payment shall be 9:30 a.m., New
York City time, on the date specified by the Representatives in the notice given by the Representatives to the

                                      -5-

Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

     (c) Directed Shares. It is understood that approximately 500,000 shares of the Initial Shares (the "Directed Shares") initially will be reserved by the
Underwriters for offer and sale to employees and persons having business relationships with the Company and/or NCIC their respective affiliates (the
"Directed Share Participants") upon the terms and conditions set forth in the
Prospectus and in accordance with the rules and regulations of the National
Association of Securities Dealers, Inc. (the "Directed Share Program"). Under no
circumstances will the Representatives or any Underwriter be liable to the
Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not confirmed for purchase by any Directed
Share Participant on or immediately after the date of this Agreement, such
Directed Shares may be offered to the public as part of the public offering of the Shares contemplated herein.

     (d) FBR Restricted Shares. The FBR Restricted Shares, represented by one or more certificates as Friedman, Billings, Ramsey & Co., Inc. may specify, shall be delivered by the Company to Friedman, Billings, Ramsey & Co., Inc. at the
Closing Time.

     3. Representations and Warranties of the Company, the Operating
        Partnership, NCIC and NPLP.

     (a) The Company and the Operating Partnership, jointly and severally, represent and warrant to the Underwriters, as of the date hereof and as of the
Closing Time, that:

          (i) the Company has an authorized capitalization as set forth in the
     Prospectus; the outstanding shares of capital stock of the Company and the
     Private REIT have been duly and validly authorized and issued and are fully paid and nonassessable; the outstanding partnership interests of the
     Operating Partnership have been duly and validly authorized and issued;

          (ii) all of the outstanding partnership interests of the Operating
     Partnership are directly or indirectly owned of record and beneficially by the Company and, at the Closing Time, will be directly or indirectly owned of record and beneficially by the Company, the Transferors and the owners of their outstanding equity interests as described in the Prospectus; all of the outstanding shares of capital stock of the Private REIT are directly and indirectly owned of record and beneficially by the Operating
     Partnership and the Company, respectively;

          (iii) except as disclosed in the Prospectus, there are no outstanding
     (A) securities or obligations of the Company or the Initial Subsidiaries convertible into or exchangeable for any capital stock of or partnership interests, membership

                                      -6-

     interests or other equity interests, as the case may be, in the Company or any such Initial Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any Initial Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or
     (C) obligations of the Company or any Initial Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options; except for (1) the
     OP Units to be issued to the Transferors or the LTIP Units to be issued to
     NRFC Employee LLC, each at or before the Closing Time or (2) as disclosed in the Prospectus, there will be no outstanding (A) securities or obligations of the Company, any of the Initial Subsidiaries or the entities listed on Schedule II hereto, each of which will become a subsidiary of the
     Company upon consummation of the Formation Transactions (the "Contributed
     Subsidiaries" and together with the Initial Subsidiaries, the "Closing
     Subsidiaries") convertible into or exchangeable for any capital stock of or partnership interests, membership interests or other equity interests, as the case may be, in the Company or any such Closing Subsidiary, (B)
     warrants, rights or options to subscribe for or purchase from the Company or any Closing Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any Closing Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options at the Closing Time;

          (iv) each of the Company and the Closing Subsidiaries has been duly incorporated or organized and is validly existing as a corporation, general or limited partnership or limited liability company, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization;

          (v) each of the Company and the Initial Subsidiaries have the corporate or partnership power and authority to own their respective properties and conduct their respective businesses, each as described in the Registration Statement and Prospectus, and, in the case of the Company and the Operating Partnership, to execute and deliver this Agreement and the Formation Agreements to which it is a party and to consummate the transactions described in each such agreement;

          (vi) the Company and the Closing Subsidiaries are duly qualified or licensed and in good standing in each jurisdiction where such qualification or license is required except where the failure, individually or in the aggregate, to be so qualified or licensed could not reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company and the Closing Subsidiaries taken as a whole (any such effect or change, where the context so requires, is hereinafter called a "Material Adverse Effect" or "Material Adverse
     Change");

                                      -7-

          (vii) except as disclosed in the Prospectus, the Operating Partnership is neither prohibited nor restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to the Operating Partnership's partnership interests or from repaying to the Company or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to the
     Operating Partnership from the Company or another subsidiary of the
     Company, or from transferring the Operating Partnership's property or assets to the Company or another subsidiary of the Company;

          (viii) except as disclosed in the Prospectus, the Private REIT is neither prohibited nor restricted, directly or indirectly, from paying dividends to the Operating Partnership, or from making any other distribution with respect to the Private REIT's shares of capital stock or from repaying to the Company, the Operating Partnership or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to the Private REIT from the Company, the
     Operating Partnership or another subsidiary of the Company, or from transferring the Private REIT's property or assets to the Company, the
     Operating Partnership or another subsidiary of the Company;

          (ix) except as disclosed in the Prospectus, at the Closing Time, no
     Contributed Subsidiary will be prohibited or restricted, directly or indirectly, from paying dividends to the Operating Partnership or the
     Private REIT, to the extent such Contributed Subsidiary is a direct subsidiary of the Operating Partnership or the Private REIT, or from making any other distribution with respect to the outstanding membership interests of such Contributed Subsidiary or from repaying to the Company, the
     Operating Partnership or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to such
     Contributed Subsidiary from the Company, the Operating Partnership or another subsidiary of the Company, or from transferring such Contributed
     Subsidiary's property or assets to the Company, the Operating Partnership or another subsidiary of the Company;

          (x) the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or any ownership interest in any partnership, joint venture or other entity other than as disclosed in the Prospectus;

          (xi) the Agreement of Limited Partnership of the Operating
     Partnership, dated as of October __, 2004 (the "Partnership Agreement"), has been duly and validly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

                                      -8-

          (xii) the Company is the sole general partner of the Operating
     Partnership and, at the Closing Time, the Company will be the sole general partner of the Operating Partnership and the holder of OP Units representing an ownership interest in the Operating Partnership in the percentage set forth in the Prospectus under the caption "The Formation
     Transactions," free and clear of any pledge, lien, encumbrance, security interest or other claim;

          (xiii) neither the Company nor any Closing Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Closing Subsidiary is a party or by which any of them or their respective properties or assets is bound, except for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect;

          (xiv) the execution, delivery and performance of this Agreement and the Formation Agreements and consummation of the transactions contemplated herein and therein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under): (1)
     any provision of the organizational documents of the Company or any Closing
     Subsidiary, or (2) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Closing Subsidiary is a party or by which any of them or their respective assets or properties (including the Contributed
     Assets) may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Closing Subsidiary, except in the case of this clause
     (2) for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset
     (including the Contributed Assets) of the Company or any Closing
     Subsidiary, except for such liens, charges, claims or encumbrances which could not reasonably be expected to have a Material Adverse Effect;

          (xv) this Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and is a legal, valid and binding agreement of each of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

                                      -9-

          (xvi) the Formation Agreements to which the Company or the Operating
     Partnership will be a party have been duly authorized by the Company and the Operating Partnership (to the extent a party thereto) and, upon execution and delivery thereof at the Closing Time, will be legal, valid and binding agreements of the Company and the Operating Partnership (to the
     extent a party thereto) enforceable against the Company and the Operating
     Partnership in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles;

          (xvii) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the
     Company's or the Operating Partnership's execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein by the Company or the Operating Partnership, including the Company's issuance, sale and delivery of the Shares or the Company's issuance of the FBR Restricted Shares, or in connection with the execution, delivery and performance of the Formation Agreements or the consummation of the transactions contemplated therein by the Company or the Operating
     Partnership, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Securities Exchange Act of 1934
     (the "Exchange Act"), (B) any necessary qualification under the securities or "blue sky" laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (C) with respect to the execution, delivery and performance of the Formation Agreements and the consummation of the transactions contemplated therein, such approvals, authorizations or consents required to be obtained at the Closing Time as have been obtained or will be obtained at the Closing Time;

          (xviii) each of the Company and the Closing Subsidiaries has, and will have upon consummation of the Formation Transactions, all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, have a Material
     Adverse Effect; neither the Company nor any of the Closing Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the
     Company or any of the Subsidiaries the effect of which could reasonably be expected to result in a Material Adverse Change;

                                      -10-

          (xix) the Registration Statement has been declared effective under the
     Securities Act by the Commission; the Rule 462(b) Registration Statement,
     if any, is effective; no stop order suspending the effectiveness or the use of the Registration Statement, including any Rule 462(b) Registration
     Statement, has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission; the Registration Statement on Form 8-A filed by the Company with the Commission (the "8-A Registration
     Statement") is effective under the Securities Act;

          (xx) the Preliminary Prospectus, as of its date, complied, the
     Registration Statement complies, any post-effective amendments or supplements to the Registration Statement, when they become effective, will comply and the Prospectus and any amendments or supplements thereto, when they are filed with the Commission, will comply in all material respects with the requirements of the Securities Act and the Securities Act
     Regulations; the 8-A Registration Statement complies in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; neither the Registration Statement nor the 8-A
     Registration Statement contained, in each case as of their respective effective dates, and any post-effective amendments thereto will not contain, as of their respective effective dates, an untrue statement of a material fact or omit to state a material fact required to be stated
     therein or necessary to make the statements therein not misleading; the
     Preliminary Prospectus, as of its date, did not contain and the Prospectus or any amendment or supplement thereto, as of their respective dates, the
     Closing Time and on each Date of Delivery (if any), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration
     Statement, the Preliminary Prospectus or the Prospectus or any amendment or supplement to any of the foregoing in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement, the Preliminary Prospectus
     or the Prospectus (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b) hereof);

          (xxi) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with the public offering of the
     Shares contemplated herein will be identical to the versions of the
     Preliminary Prospectus and Prospectus created to be transmitted to the
     Commission for filing via the Electronic Data Gathering Analysis and
     Retrieval System ("EDGAR"), except to the extent permitted by Regulation
     S-T;

                                      -11-

          (xxii) except as disclosed in the Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Closing
     Subsidiary or, to the extent that such proceeding affects the properties or assets of the Company or any Closing Subsidiary, any of their respective officers and directors or to which the properties, assets or rights of any such entity (including any Contributed Assets) are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order which could reasonably be expected to have a Material Adverse Effect;

          (xxiii) the combined financial statements of NorthStar Realty Finance
     Corp. Predecessor, the consolidated balance sheet of the Company, the consolidated financial statements of ALGM I Owners LLC and its subsidiaries and the consolidated financial statements of NorthStar Funding LLC and its subsidiaries which are included in the Registration Statement and the
     Prospectus, in each case including the notes to such financial statements
     (collectively, the "Historical Financial Statements") present fairly the combined or consolidated, as applicable, financial position of NorthStar
     Realty Finance Corp. Predecessor, the Company, ALGM I Owners LLC or
     NorthStar Funding LLC (collectively, the "Covered Entities"), as applicable, as of the dates indicated and the combined or consolidated, as applicable, results of operations and changes in financial position and cash flows of such Covered Entity for the periods specified; such
     Historical Financial Statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in the
     Prospectus under the captions "Prospectus Summary - Summary Selected Pro
     Forma Consolidated and Historical Combined Financial Information" and
     "Selected Pro Forma Consolidated and Historical Combined Financial
     Information" fairly present the information shown therein and have been compiled on a basis consistent with the Historical Financial Statements or the Pro Forma Financial Statements (as defined below), as applicable; the unaudited pro forma financial information (including the related notes)
     which is included in the Registration Statement and the Prospectus (the
     "Pro Forma Financial Statements") complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments contained therein are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; no pro forma financial information, financial statements or supporting schedules other than the
     Historical Financial Statements or the Pro

                                      -12-

     Forma Financial Information are required to be included in the Registration
     Statement or the Prospectus;

          (xxiv) Ernst & Young LLP, whose reports on the combined financial statements of NorthStar Realty Finance Corp. Predecessor, the consolidated balance sheet of the Company, the consolidated financial statements of ALGM
     I Owners LLC and its subsidiaries, and the consolidated financial statements of NorthStar Funding LLC and its subsidiaries constitute part of the Registration Statement and Prospectus, is, and was during the periods covered by its reports, an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations;

          (xxv) subsequent to the respective dates of the Historical Financial
     Statements or the Pro Forma Financial Statements, and except as may be otherwise disclosed in the Registration Statement or Prospectus, there has not been (A) any Material Adverse Change or any development or transaction that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Closing Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the
     Closing Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Closing Subsidiary that is material to the Company and the Closing Subsidiaries taken as a whole or
     (D) any dividend or distribution of any kind declared, paid or made by the
     Company on any class of its capital stock or any Subsidiary on any of its equity interests;

          (xxvi) the Common Stock, the OP Units and the LTIP Units described in the Registration Statement and the Prospectus conform in all material respects to the descriptions thereof contained in the Registration
     Statement and the Prospectus;

          (xxvii) there are no persons with registration or other similar rights to have any equity or debt securities of the Company or the Closing
     Subsidiaries, including securities which are convertible into or exchangeable or redeemable for equity securities of the Company or the
     Closing Subsidiaries, registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the
     Securities Act, except for such registration or similar rights which are fairly summarized in the Prospectus or granted pursuant to the Registration
     Rights Agreement;

          (xxviii) the Shares and the FBR Restricted Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares and the
     FBR Restricted Shares by the Company is not subject to preemptive or other similar rights arising

                                      -13-

     by operation of law, under the organizational documents of the Company or any Closing Subsidiary or under any agreement to which the Company or any
     Closing Subsidiary is a party or otherwise;

          (xxix) the OP Units to be issued at the Closing Time (A) to the
     Transferors, in accordance with the Contribution Agreements and the
     Partnership Agreement and (B) to the Company pursuant to the Partnership
     Agreement, have been duly authorized and, when issued and duly delivered in accordance with the terms of the Contribution Agreements, as applicable, and the Restated Partnership Agreement will be validly issued, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance of such OP Units is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or the Operating Partnership or under any agreement to which the Company or any Closing Subsidiary is a party or otherwise;

          (xxx) the Common Stock has been registered under Section 12(b) of the
     Exchange Act and approved for listing on the New York Stock Exchange (the
     "NYSE"), subject to official notice of issuance;

          (xxxi) the Company has not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the
     Shares;

          (xxxii) neither the Company nor any of its affiliates (A) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange
     Act Regulations"), or (B) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of
     Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

          (xxxiii) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

          (xxxiv) any certificate signed by any officer of the Company or the
     Operating Partnership delivered to the Representatives or to counsel for the Underwriters pursuant to the terms or provisions of this Agreement shall be deemed a representation and warranty by the Company to each
     Underwriter as to the matters covered thereby;

          (xxxv) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with

                                      -14-

     any applicable requirements of the organizational documents of the Company and the requirements of the NYSE;

          (xxxvi) the Company and the Closing Subsidiaries have, and will have upon consummation of the Formation Transactions, good and marketable title in fee simple to all real property, if any, and good title to all personal property, if any, owned by them (or to be owned by them upon consummation of the Formation Transactions), in each case free and clear of all liens, security interests, pledges, charges, encumbrances, claims, restrictions, mortgages and defects in such title (collectively, the "Encumbrances"), except such Encumbrances that are disclosed in the Prospectus or could not reasonably be expected to materially and adversely affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Closing Subsidiaries; any real or personal property leased by the Company or any Closing Subsidiary (or to be leased by the Company or any Closing Subsidiary upon consummation of the Formation
     Transactions) is held under a lease which is, and will be upon consummation of the Formation Transactions, a valid and binding agreement, enforceable against the Company or such Closing Subsidiary (to the extent a party thereto) and, to the Company's knowledge, the other parties thereto, except
     (A) as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, (B) as otherwise disclosed in the Prospectus or (C)
     for such exceptions that are not, individually or in the aggregate, material to the Company or such Closing Subsidiary and would not reasonably be expected to interfere with the use made or proposed to be made of such property by the Company or such Closing Subsidiary;

          (xxxvii) except as disclosed in the Prospectus, the mortgages, if any, encumbering, or upon consummation of the Formation Transactions to be encumbering, any real property owned in fee simple by the Company or a
     Closing Subsidiary (or to be owned upon consummation of the Formation
     Transactions) are not and will not be: (A) convertible (in the absence of foreclosure) into an equity interest in such real property or in the
     Company or any Closing Subsidiary, (B) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Closing Subsidiaries
     or (C) cross-collateralized to any property or assets not owned by the
     Company or any of the Closing Subsidiaries;

          (xxxviii) the descriptions of legal or governmental proceedings, contracts, leases and other legal documents in the Registration Statement and the Prospectus constitute fair and accurate summaries of such proceedings or documents, and there are no legal or governmental proceedings, contracts, leases or other documents of a character required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement which are not so described or filed;
     all agreements between the Company or any of the Closing Subsidiaries and third parties expressly referenced in the Prospectus are, and will be upon consummation of the Formation Transactions,

                                      -15-

     legal, valid and binding obligations of the Company or the Closing
     Subsidiaries, to the extent a party thereto, and, to the knowledge of the
     Company, of the other parties thereto, enforceable against the Company or
     Closing Subsidiaries in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles and neither the Company nor any Closing Subsidiary is, or will be upon consummation of the Formation
     Transactions, in breach or default under any such agreements;

          (xxxix) the Company or the Closing Subsidiaries own or possess, and upon consummation of the Formation Transactions will own or possess, adequate licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights, software licenses, trade secrets, other intangible property rights and know-how (collectively "Intangibles")
     necessary for the Company and the Closing Subsidiaries taken together as a whole (the "Consolidated Company") to conduct the business of the
     Consolidated Company as described in the Prospectus, and neither the
     Company nor any Closing Subsidiary has received notice of infringement of or conflict with (and the Company and the Closing Subsidiaries know of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could reasonably be expected to have a
     Material Adverse Effect;

          (xl) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that, with respect to the
     Consolidated Company, (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (xli) the Company and each of the Closing Subsidiaries has filed on a timely basis all necessary material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all material taxes shown as due thereon and if due and payable, any related or similar assessment, fine or penalty levied against the Company or any of the Closing Subsidiaries; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, individually or in the aggregate, if determined adversely to any such entity, could reasonably be expected to have a Material Adverse
     Effect; all material tax liabilities are adequately provided for on the respective books of such entities;

                                      -16-

          (xlii) the Company maintains insurance, including title insurance (in each case, issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for the business of the Consolidated Company and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, directors and officers liability insurance, title insurance, insurance covering real and personal property owned or leased by the Company and the
     Closing Subsidiaries against theft, damage, destruction, environmental liabilities, acts of vandalism, terrorism, earthquakes, floods and all other risks customarily insured against, all of which insurance is in full force and effect;

          (xliii) the Company and the Closing Subsidiaries have received, and will have upon consummation of the Formation Transactions, all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws, regulations and rules to conduct the business of the Consolidated Company, and the
     Company and the Closing Subsidiaries are in compliance with all terms and conditions of any such permits, licenses or approvals, except for any failure to have required permits, licenses or other approvals or to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or in the aggregate, result in a Material Adverse
     Change;

          (xliv) the Company and the Closing Subsidiaries are in compliance in all material respects with all presently applicable provisions of the
     Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no
     "reportable event" (as defined in ERISA) has occurred with respect to any
     "pension plan" (as defined in ERISA) for which the Company or any of the
     Closing Subsidiaries would have any material liability; neither the Company nor any of the Closing Subsidiaries has incurred and none of them expect to incur any material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("Code"); each
     "pension plan" for which the Company or any of the Closing Subsidiaries would have any liability that is intended to be qualified under Section
     401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

          (xlv) none of the Company, any of the Closing Subsidiaries or, to the
     knowledge of the Company, any officer, director, employee or agent purporting to act on behalf of the Company or any of the Closing
     Subsidiaries has at any time (A) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (B) made any payment of funds or received or retained any funds in violation of any law, rule or

                                      -17-

     regulation or of a character required to be disclosed in the Prospectus, or
     (C) engaged in any material transactions, maintained any bank account or used any material corporate funds except for transactions, bank accounts and funds which have been or are, as applicable, reflected in the books and records of the Company and the Closing Subsidiaries;

          (xlvi) except as disclosed in the Prospectus, there are no material outstanding loans, advances or guarantees of indebtedness by the Company or any of the Closing Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Closing Subsidiaries or
     any of the members of the immediate families of any such officers or directors;

          (xlvii) all securities issued by the Company or any of the Initial
     Subsidiaries have been issued and sold in compliance with (A) all applicable federal and state securities laws and (B) the applicable corporate or partnership law of the jurisdiction of incorporation of the
     Company or Initial Subsidiary, as applicable; the issuance and sale of the shares of common stock of the Private REIT, the LTIP Units and the 35,000 shares of restricted Common Stock to be issued to certain directors of the
     Company as contemplated in the Registration Statement and Prospectus will be exempt from registration or qualification under the Securities Act and state securities laws;

          (xlviii) assuming the accuracy of the representations, warranties and agreements of Friedman, Billings, Ramsey & Co., Inc. contained in Section
     1(c) hereof, the issuance of the FBR Restricted Shares will be exempt from registration or qualification under the Securities Act and state securities laws;

          (xlix) assuming the accuracy of the representations, warranties and agreements of the Transferors contained in the Contribution Agreements, the issuance of the OP Units pursuant to the Contribution Agreements will be exempt from registration or qualification under the Securities Act and state securities laws;

          (l) each of the real properties leased or owned or to be leased or owned upon consummation of the Formation Transactions by the Company or any
     of the Closing Subsidiaries (collectively, the "Properties") complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects, except such failure to comply, which does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; none of the Company or any Closing Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting any of the
     Properties or any part thereof, and neither the Company nor any Closing
     Subsidiary knows of any such condemnation or zoning

                                      -18-

     change which is threatened and which, individually or in the aggregate, if consummated could reasonably be expected to have a Material Adverse Effect;

          (li) to the best of the Company's knowledge, (A) no lessee of any portion of any of the Properties is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such leases, except such defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse
     Effect; and (B) no tenant under any lease pursuant to which any of the
     Properties is leased has an option or right of first refusal to purchase the Property leased thereunder or the premises or buildings which constitute a part of such Property, except for such options or rights of first refusal which, if exercised, could not reasonably be expected to have a Material Adverse Effect or as provided by law;

          (lii) none of the Company, any of the Closing Subsidiaries or any
     Transferor has any liability under any applicable environmental, health, safety or similar law or otherwise relating to any Hazardous Material (as hereinafter defined) and there are no notices of potential liability or claims pending or, to the knowledge of the Company, threatened against the
     Company, any of the Closing Subsidiaries or any Transferor or concerning any of the Properties under any applicable environmental, health, safety or similar law or otherwise relating to any Hazardous Material, except for such liabilities or claims which could not reasonably be expected to have a
     Material Adverse Effect; none of the Company, any of the Closing
     Subsidiaries, any Transferor or, to the knowledge of the Company, any other person, has contaminated or caused conditions that threaten to contaminate any of the Properties with Hazardous Materials, except for such contamination or threats of contamination which could not reasonably be expected to have a Material Adverse Effect; neither the Properties nor any other land ever owned by the Company, any of the Closing Subsidiaries or any Transferor is included on or, to the knowledge of the Company, is proposed for inclusion on the National Priorities List pursuant to the
     Comprehensive Environmental Response, Compensation, and Liability Act, 42
     U.S.C. ss.ss. 9601 et seq., or any similar list or inventory of contaminated properties.

     As used herein, "Hazardous Material" shall mean any hazardous material, hazardous waste, hazardous substance, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, petroleum, petroleum waste, radioactive material, biohazardous material, explosive or any other material, the presence of which in the environment is prohibited, regulated, or serves as the basis of liability, as defined, listed, or regulated by any applicable federal, state, or local environmental law, ordinance, rule, or regulation;

          (liii) in connection with the offer and sale of the Shares, the
     Company has not offered shares of its Common Stock or any other securities convertible

                                      -19-

     into or exchangeable or exercisable or redeemable for Common Stock in a manner in violation of the Securities Act; the Company has not distributed any prospectus or other offering material, other than the Preliminary
     Prospectus and the Prospectus, in connection with the offer and sale of the
     Shares;

          (liv) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and
     neither the Company nor any of the Closing Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

          (lv) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

          (lvi) except as disclosed in the Prospectus, no relationship, direct or indirect, exists between or among the Company or any of the Closing
     Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Closing Subsidiaries on
     the other hand, which is required by the Securities Act and the Securities
     Act Regulations to be described in the Registration Statement and the
     Prospectus and which is not so described;

          (lvii) the Company, on a consolidated basis, is not and, after giving effect to the offering and sale of the Shares and the Formation
     Transactions, the Consolidated Company will not be an "investment company"
     or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment
     Company Act");

          (lviii) the Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer, borrower, tenant or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (B) a trade journalist or publication to write or publish favorable information about the Company or the business of the Consolidated Company;

          (lix) the statistical and market related data included in the
     Registration Statement and Prospectus are based on or derived from sources that the Company believes to be reliable and accurate; and

          (lx) each of the Company and the Private REIT is organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Code; the proposed method of operation of the Company and the Closing Subsidiaries will enable each of the Company and the Private REIT to meet the requirements for qualification and taxation as a REIT under the Code; and each of the Company and the
     Private REIT intends to continue to qualify as a REIT until the respective
     Board of Directors of the Company

                                      -20-

     or the Private REIT determines that it is no longer in the best interests of the Company or the Private REIT, as the case may be, to continue to qualify as a REIT; neither the Company nor any of the Subsidiaries has taken any action that could reasonably be expected to cause the Company or the Private REIT to fail to qualify as a REIT under the Code at any time.

     (b) NCIC and NPLP, jointly and severally with the Company and the Operating
Partnership, warrant and represent to the Underwriters that the representations and warranties in paragraphs (v), (vi), (xiii), (xiv), (xxii), (xxiii), (xxiv),
(xxv), (xxvii), (xxxi), (xxxii), (xxxiii), (xxxiv), (xxxv), (xxxvii), (xxxix),
(xl), (xli), (xlii), (xliii), (xliv), (xlv), (xlvi), (xlvii), (li), (lii),
(liii), (liv), (lvi), (lvii), (lix) and (lx) of Section 3(a) hereof are true and correct, provided, however, that any such representation or warranty or part thereof (i) made to the knowledge of any person shall, for purposes of this
Section 3(b), be deemed to also have been made to the knowledge of NCIC and NPLP and (ii) is made by NCIC and NPLP only as of the date hereof and as of the
Closing Time.

     (c) NCIC and NPLP, jointly and severally, represent and warrant to the
Underwriters, as of the date hereof and as of the Closing Time, that:

          (i) NCIC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Maryland with full corporate power and authority to own its properties and to conduct its business as described in the Prospectus and to execute and deliver this
     Agreement and the Formation Agreements to which it is a party and to consummate the transactions described in each such agreement;

          (ii) NPLP has been duly organized and is validly existing as a limited partnership in good standing under the laws of the state of Delaware with full partnership power and authority to own its properties and to conduct its business as described in the Prospectus and to execute and deliver this
     Agreement and the Formation Agreements to which it is a party and to consummate the transactions described in each such agreement;

          (iii) the outstanding membership interests of each of the Contributed
     Subsidiaries have been duly and validly authorized and issued and are owned, directly or indirectly, by the Transferors and, at the Closing Time, will be transferred to the Operating Partnership;

          (iv) this Agreement has been duly authorized, executed and delivered by each of NCIC and NPLP and is a legal, valid and binding agreement of each of NCIC and NPLP enforceable against NCIC and NPLP in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

                                      -21-

          (v) the Formation Agreements to which NCIC or the Transferors will be a party have been duly authorized by NCIC and the Transferors (to the extent a party thereto) and, upon execution and delivery thereof at the
     Closing Time, will constitute legal, valid and binding agreements of NCIC and the Transferors (to the extent a party thereto) enforceable against
     NCIC and the Transferors (to the extent a party thereto) in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and, at the Closing Time, neither NCIC nor any of the Transferors will be in breach or default of its obligations thereunder (nor will any event have occurred which with notice, lapse of time, or both would constitute a breach of or default thereunder);

          (vi) the execution, delivery and performance of this Agreement by NCIC and NPLP and the execution, delivery and performance of the Formation
     Agreements to which NCIC or the Transferors will be a party, and consummation of the transactions contemplated herein and therein, will not conflict with, or result in any breach of, or constitute a default under
     (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the organizational documents of NCIC or the Transferors, (B) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which NCIC or any of the Transferors is a party or by which any of them or their respective assets or properties may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule binding upon or applicable to NCIC or a Transferor or any of their respective properties or assets, or (D) any decree, judgment or order applicable to NCIC or any Transferor, except, in the cases of (B),
     (C) and (D) above, where such conflicts, breaches or defaults could not reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition
     (financial or otherwise), present or prospective, of NCIC and the
     Transferors taken as a whole; and

          (vii) the representations and warranties of the Transferors made in the Contribution Agreements are true and correct as of the date hereof and will be true and correct when the OP Units are issued pursuant to the
     Contribution Agreements.

     4. Certain Covenants:

     The Company and the Operating Partnership, jointly and severally, agree with the Underwriters:

     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the
Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a

                                      -22-

foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

     (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

     (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus (or a term sheet as permitted by Rule 434) with the
Commission pursuant to Rule 424(b) under the Securities Act within the time period set forth in Rule 424(b) and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than the second business day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree) to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration
Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act
Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

     (d) to advise the Representatives promptly (and if required by the
Representatives, to confirm such advice in writing) when the Registration
Statement has become effective and when any post-effective amendment thereto become effective under the Securities Act Regulations;

     (e) to advise the Representatives immediately and, if requested by the
Representatives, confirming such advice in writing, of (1) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (2) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the
Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible and to advise the Representatives promptly of the lifting or removal of such order; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives, upon advice of counsel after discussion with the Company and counsel for the Company, shall reasonably object in writing;

                                      -23-

     (f) to furnish to the Underwriters for a period of two years from the date of this Agreement (1) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common
Stock, (2) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company are listed; and (3)
such additional information as the Underwriters from time to time reasonably request (any financial statements so requested to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission);

     (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act
Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Securities Act and the Securities Act Regulations and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the
Commission and thereafter promptly furnish at the Company's own expense to the
Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the Securities Act and the Securities Act Regulations;

     (h) to file promptly with the Commission any amendment to the Registration
Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities
Act or requested by the Commission;

     (i) prior to filing with the Commission any amendment to the Registration
Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

     (j) to furnish promptly to the Representatives a signed copy of the
Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein);

                                      -24-

     (k) during the period referred to in paragraph (g) above, to furnish to the
Representatives, not less than two full business days before filing with the
Commission, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

     (l) to apply the net proceeds of the sale of the Shares in accordance with the statements under the caption "Use of Proceeds" in the Prospectus;

     (m) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in such form, at the option of the Company, as complies with the provisions of Rule 158 of the
Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

     (n) to use its best efforts to maintain the listing of the Shares and the
FBR Restricted Shares on the NYSE and to file with the New York Stock Exchange all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE;

     (o) to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock;

     (p) not to take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (q) in connection with the offer and sale of the Shares, not to offer shares of Common Stock or any other securities convertible into or exchangeable or exercisable or redeemable for Common Stock in a manner in violation of the
Securities Act;

     (r) not to distribute any prospectus or other offering material, other than the Preliminary Prospectus and the Prospectus, in connection with the offer and sale of the Shares;

     (s) to cause each of the Company and the Private REIT to properly and timely elect to be taxed as a REIT under the Code commencing with the taxable year ended December 31, 2004;

     (t) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of Friedman, Billings, Ramsey & Co., Inc., from, directly or indirectly, (1) offering, pledging, selling, contracting to sell, selling any option

                                      -25-

or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the
Securities Act with respect to any of the foregoing (other than any registration statement on Form S-8 with respect to grants of stock options, restricted stock,
LTIP Units or other stock-based awards to employees, co-employees of the Company and NCIC, consultants or directors pursuant to an employee benefit plan in existence on the date hereof and described in the Prospectus), or (2) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the
Common Stock, whether any such swap or transaction described in clause (1) or
(2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares and the FBR Restricted Shares to be issued hereunder, (B) any shares of Common
Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus, or (C) grants of stock options, restricted stock or LTIP Units to employees, co-employees of the Company and
NCIC, consultants or directors of the Company pursuant to an employee benefit plan of the Company in existence on the date hereof and described in the
Prospectus, provided that the grantees thereof agree not to sell, offer, dispose of or otherwise transfer any such stock options (or the shares underlying such options), restricted stock or LTIP Units or Common Stock during such 180-day period without the prior written consent of Friedman, Billings, Ramsey & Co.,
Inc. on behalf of the Underwriters;

     (u) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (1) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares,
(2) sell, bid for, purchase or, except as provided herein or in the letter agreement, dated as of October 30, 2003, between the Company and Friedman,
Billings, Ramsey & Co., Inc. (the "Engagement Letter"), pay anyone any compensation for soliciting purchases of the Shares or (3) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

     (v) to cause each stockholder, officer and director of the Company (other than purchasers of the Shares) to furnish to the Representatives, prior to the
Closing Time, a letter or letters, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole

                                      -26-

or in part, any of the economic benefits or risks of ownership of such shares of
Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in the case of NCIC and the Transferors, for a period of 365 days from the date of the Prospectus, and in each other case for a period of 180 days from the date of the Prospectus, without the prior written consent of Friedman,
Billings, Ramsey & Co., Inc. on behalf of the Underwriters, and to direct the transfer agent for the Common Stock to place stop transfer restrictions upon such securities for such periods of time and to refrain from taking any actions which could impede the ability of the Representatives to enforce the provisions of such letter or letters;

     (w) that the Engagement Letter, except for Sections 1, 4(a), 4(b) and 7 thereof and, only to the extent that the matters covered thereby are covered and therefore superceded by Section 9 hereof, Appendix I thereto, shall survive the execution and delivery of this Agreement to the extent not inconsistent herewith and the consummation of the transactions contemplated herein;

     (x) that the Company will comply with all of the provisions of any undertakings in the Registration Statement and will file with the Commission such reports as may be required pursuant to Rule 463 of the Securities Act
Regulations;

     (y) that the Company and the Operating Partnership will use their best efforts to allow each of the Company and the Private REIT to meet the requirements to qualify as a REIT under the Code until the respective Board of
Directors of the Company or the Private REIT determines that it is no longer in the best interests of the Company or the Private REIT, as the case may be, to qualify as a REIT;

     (z) that the Company and the Operating Partnership will use their best efforts not to invest, or otherwise use the net proceeds received from the sale of the Shares, in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company
Act; and

     (aa) that, in connection with the Directed Share Program, the Company will
(1) comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the rules and regulations of the
NASD, in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program, (2) pay any stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program, (3) ensure that the Directed Shares will be restricted from sale, transfer, assignment, pledge or hypothecation (A)
to the extent required by the NASD or NASD rules and (B) in the case of the directors, executive officers and stockholders of five percent (5%) or more of the Company, for a minimum period of 180 days following the date of the
Prospectus; and that the Company will direct the transfer agent for the Common
Stock to place stop transfer restrictions upon such securities for such period of time; and that, should the Company release, or seek to release, from such restrictions any of the Directed Shares, the Company agrees to

                                      -27-

reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

     5. Payment of Expenses:

     (a) The Company and the Operating Partnership agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this
Agreement is terminated, including expenses, fees and taxes in connection with
(i) the preparation and filing of the Registration Statement, each Preliminary
Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the
Shares for offering and sale under state laws that the Company and the
Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid, including the filing fees and other disbursements of counsel for the Underwriters relating thereto, and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD, including the filing fees and other disbursements of counsel for the Underwriters relating thereto,
(vi) the fees and expenses of any outside counsel and accountants for the
Company, any transfer agent or registrar for the Shares and miscellaneous expenses of the Company referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the listing of the Shares on the
NYSE, (viii) the costs and expenses of the road show (but excluding the costs and expenses of travel and accommodations for the Underwriters), (ix) preparing and distributing one set of bound volumes of transaction documents to each of
Friedman, Billings, Ramsey & Co., Inc. and its legal counsel and (x) the performance of the Company's and the Operating Partnership's other obligations hereunder. The travel and accommodation expenses of the Underwriters and their counsel shall not be borne by or reimbursed by the Company. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

     (b) The Company agrees to reimburse Friedman, Billings, Ramsey & Co., Inc.
for the fees and expenses of the Underwriters' outside legal counsel up to a maximum amount of $500,000 (or, in the event this Agreement is terminated, up to a maximum amount of $250,000).

     6. Conditions of the Underwriters' Obligations:

         The obligations of the Underwriters hereunder to purchase Shares at the
Closing Time or on each Date of Delivery, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company, the
Operating Partnership,

                                      -28-

NCIC and NPLP hereunder on the date hereof and at the Closing Time and on each
Date of Delivery, as applicable, the performance by the Company, the Operating
Partnership, NCIC and NPLP of their respective obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or on each
Date of Delivery, as applicable:

     (a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to King & Spalding LLP, counsel for the Underwriters, as set forth in Exhibits B and C hereto.

     (b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Venable LLP, special Maryland counsel for the Company, addressed to the Underwriters and dated the Closing Time and each
Date of Delivery and in form and substance satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

          (i) the Company, NCIC and the Private REIT have been duly incorporated or organized and are validly existing and in good standing with the State
     Department of Assessments and Taxation of Maryland with the corporate power and authority to own their respective properties and to conduct their respective businesses as described in the Prospectus;

          (ii) each of the Company and NCIC has corporate power to enter into and perform this Agreement and the Formation Agreements (to the extent a party thereto) and to consummate the transactions contemplated herein or therein; this Agreement and the Formation Agreements have been duly authorized, executed and, so far as is known to such counsel, delivered by each of the Company and NCIC (to the extent a party thereto);

          (iii) the issuance of the Shares has been duly authorized and when the
     Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable and the Underwriters will acquire good and marketable title to the Shares, free and clear of any pledge, lien, encumbrance, security interest or other claim arising under Maryland
     General Corporation Law in connection with the issuance of the Shares;

          (iv) the issuance of the FBR Restricted Shares has been duly authorized and when the FBR Restricted Shares have been issued and duly delivered as contemplated by this Agreement, the FBR Restricted Shares will be validly issued, fully paid and non-assessable and Friedman, Billings,
     Ramsey & Co., Inc. will acquire good and marketable title to the Shares, free and clear of any pledge, lien, encumbrance, security interest, or other claim arising under the Maryland

                                      -29-

     General Corporation Law in connection with the issuance of the FBR
     Restricted Shares;

          (v) the issuance of the shares of restricted Common Stock (the
     "Director Restricted Shares") to each non-employee director and the chairman of the board of the Company as contemplated by the Restricted
     Stock Agreements has been duly authorized and when the Director Restricted
     Shares have been issued and duly delivered as contemplated by the
     Restricted Stock Agreements, the Director Restricted Shares will be validly issued, fully paid and nonassessable and each such director of the Company will acquire good and marketable title to his or her respective Director
     Restricted Shares, free and clear of any pledge, lien, encumbrance, security interest or other claim arising under Maryland General Corporation
     Law in connection with the issuance of the Director Restricted Shares;

          (vi) the statements under the captions "Prospectus Summary -
     Restrictions on Ownership of Stock," "Risk Factors - Risks Related to Our
     Company - Maryland takeover statutes may prevent a change of our control.
     This could depress our stock price," "Risk Factors - Risks Related to Our
     Company - Our authorized but unissued common and preferred stock and other provisions of our charter and bylaws may prevent a change in our control,"
     "Investment Policies and Policies with Respect to Certain Activities -
     Interested Director, Officer and Employee Transactions," "Management -
     Liability and Indemnification of Officers and Directors," "Description of
     Stock" and "Important Provisions of Maryland Law and of Our Charter and
     Bylaws" in the Registration Statement and the Prospectus, insofar as such statements constitute summaries of the charter or bylaws of the Company or
     Maryland law, constitute accurate summaries thereof in all material respects;

          (vii) the Company has an authorized capitalization as set forth in the
     Prospectus under the caption "Capitalization"; the outstanding shares of stock in the Company and the Private REIT have been duly authorized and are validly issued, fully paid and nonassessable; the outstanding shares of common stock of the Private REIT are owned of record by the Operating
     Partnership;

          (viii) the issuance and sale of the Shares, the FBR Restricted Shares and the Director Restricted Shares by the Company is not subject to preemptive or other similar rights arising by operation of law or under the charter or bylaws of the Company;

          (ix) the Shares, the FBR Restricted Shares and the Director Restricted
     Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus;

          (x) the form of certificate used to represent the Common Stock complies in all material respects with all applicable statutory requirements and

                                      -30-

     with any applicable requirements of the charter and the bylaws of the
     Company; and

          (xi) the execution and delivery by the Company and NCIC of this
     Agreement and each of the Formation Agreements to which the Company or NCIC is a party and the consummation by the Company and NCIC of the transactions contemplated hereby and thereby do not and will not conflict with the charter or bylaws of the Company or NCIC.

     (c) The Representatives shall have received from Ernst & Young LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each
Date of Delivery, as the case may be, addressed to the Representatives, in form and substance satisfactory to the Representatives, relating to the Historical
Financial Statements of the Covered Entities and the Pro Forma Financial
Statements, and such other matters customarily covered by comfort letters issued in connection with registered public offerings. In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Representatives that (i) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (ii)
such changes, decreases or increases do not, in the sole judgment of the
Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

     (d) The Representatives shall have received at the Closing Time and on each
Date of Delivery the favorable opinion of King & Spalding LLP, dated the Closing
Time or such Date of Delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives.

     (e) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Representatives shall have objected in writing.

     (f) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus
shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) all requests for additional information on the part of the
Commission shall have been complied with to the reasonable satisfaction of the
Representatives; and (iii) the Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as of its date and as of the Closing Time or such Date of
Delivery, as the case may be, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which

                                      -31-

they were made, not misleading; provided, however, in each case, that the
Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus or any amendment or supplement to any of the foregoing in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the penultimate sentence of the first paragraph of Section
9(b) hereof).

     (g) All filings with the Commission required by Rule 424 and Rule 430A under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rules.

     (h) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery, (i) there shall not have been any Material
Adverse Change, and (ii) no transaction which is material and unfavorable to the
Company shall have been entered into by the Company or any of the Closing
Subsidiaries, in each case, which in the Representatives' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the
Shares as contemplated by the Registration Statement.

     (i) At the Closing Time, each of the Formation Agreements shall have been executed and delivered by the Company, the Operating Partnership, NCIC and the
Transferors (to the extent a party thereto).

     (j) The Shares shall have been approved for listing on the NYSE.

     (k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (l) The Representatives shall have received lock-up agreements from each officer, director and stockholder of the Company as provided in Section 4(v), in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

     (m) The Representatives shall have received, at the Closing Time and on each Date of Delivery, a certificate of the Company's Chief Executive Officer and Chief Financial Officer, to the effect that:

          (i) the representations and warranties of the Company and the
     Operating Partnership in this Agreement are true and correct, as if made on and as of the Closing Time or such Date of Delivery, as applicable, and the
     Company and the Operating Partnership have complied with all of their respective obligations hereunder and satisfied all of the conditions on their part to be performed or satisfied at or prior to the Closing Time or such Date of Delivery, as applicable;

          (ii) no stop order suspending the effectiveness of the Registration
     Statement or any post-effective amendment thereto has been issued and no

                                      -32-

     proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

          (iii) at the time Registration Statement was declared effective and, giving effect to any amendments or supplements thereto, all times subsequent thereto up to the Closing Date or such Date of Delivery, as applicable, the Registration Statement and Prospectus contained all material information required to be included therein by the Securities Act and the Securities Act Regulations and in all material respects conformed to the requirements of the Securities Act and the Securities Act
     Regulations; the Registration Statement, as of its effective date, did not and, as of the Closing Time or such Date of Delivery, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as of its date, did not and, as of the Closing Time or the Date of Delivery, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, in each case, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus or any amendment or supplement to any of the foregoing in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b) hereof); and since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth; and

          (iv) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (A)
     any Material Adverse Change, (B) any transaction that is material to the
     Consolidated Company (other than the Formation Transactions) (C) any obligation, direct or contingent, that is material to the Consolidated
     Company, incurred by the Company or the Closing Subsidiaries, (D) any change in the capital stock or outstanding indebtedness of the Company or any Closing Subsidiary that is material to the Consolidated Company, (E)
     any dividend or distribution of any kind declared, paid or made on the capital stock or other equity interests of the Company or any Closing
     Subsidiary, or (F) any loss or damage (whether or not insured) to the
     Properties which has been sustained or will have been sustained which could reasonably be expected to have a Material Adverse Effect.

     (n) The Representatives shall have received, at the Closing Time and on each Date of Delivery, a certificate of NCIC's Chief Executive Officer and Chief
Financial Officer, to the effect that:

                                      -33-

          (i) the representations and warranties of NCIC and NPLP in this
     Agreement are true and correct, as if made on and as of the Closing Time or such Date of Delivery, as applicable, and NCIC and the Transferors have complied with all of their respective obligations hereunder and satisfied all of the conditions on their part to be performed or satisfied at or prior to the Closing Time or such Date of Delivery, as applicable; and

          (ii) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (A)
     any Material Adverse Change, (B) any transaction that is material to the
     Consolidated Company (other than the Formation Transactions) (C) any obligation, direct or contingent, that is material to the Consolidated
     Company, incurred by the Company or the Closing Subsidiaries, (D) any change in the capital stock or outstanding indebtedness of the Company or any Closing Subsidiary that is material to the Consolidated Company, (E)
     any dividend or distribution of any kind declared, paid or made on the capital stock or other equity interests of the Company or any Closing
     Subsidiary, or (F) any loss or damage (whether or not insured) to the
     Properties which has been sustained or will have been sustained which could reasonably be expected to have a Material Adverse Effect.

     (o) The Company, the Operating Partnership, NCIC and NPLP shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the
Prospectus, the representations, warranties and statements of the Company, the
Operating Partnership, NCIC and NPLP contained herein, and the performance by the Company, the Operating Partnership, NCIC and NPLP of their covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Date of Delivery, as the Underwriters may reasonably request.

     7. Termination:

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery, (a) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (b) if there has been since the respective dates as of which information is given in the Registration Statement, any
Material Adverse Change, or any development involving a prospective Material
Adverse Change, or material change in management of the Company or any Closing
Subsidiary, whether or not arising in the ordinary course of business, or (c) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis (including, without limitation, any terrorist or similar attack) or change in national or international economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the
Shares, or (d) if trading in any securities of the

                                      -34-

Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE, the American Stock Exchange or in the Nasdaq
over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading
(other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (e) a general banking moratorium shall have been declared by any federal, Maryland or New York authority or (f) if there has been any downgrade in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization"
(as defined for purposes of Rule 436(g) under the Securities Act), or (g) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Consolidated Company, or (h) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representatives, could reasonably be expected to have a material adverse effect on the securities markets in the United States.

     If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company, NCIC and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

     If the sale to the Underwriters of the Shares, as contemplated by this
Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this
Agreement, the Company shall not be under any obligation or liability under this
Agreement (except to the extent provided in Sections 5 and 9 hereof) and the
Underwriters shall be under no obligation or liability to the Company under this
Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

     8. Increase in Underwriters' Commitments:

     If any Underwriter shall default at the Closing Time or on any Date of
Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 48 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 48-hour period, (a) if the total number of Defaulted
Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date

                                      -35-

pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (b) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the
Representatives).

     If a new Underwriter or Underwriters are substituted for a defaulting
Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

     9. Indemnity and Contribution by the Company, the Operating Partnership,
        NCIC, NPLP and the Underwriters:

          (a) (i) The Company and the Operating Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section
     15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such
     Underwriter or controlling person may incur under the Securities Act, the
     Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (1) any breach of any representation, warranty or covenant of the Company or the Operating
     Partnership contained herein, (2) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Preliminary
     Prospectus and the Prospectus as of their respective dates and as amended or supplemented by the Company), or (3) any omission or alleged omission to state a material fact required to be stated in any such Registration
     Statement or Prospectus or necessary to make the statements made therein
     (with respect to the Prospectus only, in the light of the circumstances

                                      -36-

     under which they were made) not misleading; except, in the case of each of clauses (2) and (3), insofar as any such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, in each such case, to the extent contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the
     Company expressly for use in the Registration Statement (or in the
     Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (that information being limited to that described in Section 9(b) hereof), or (B) the failure by or on behalf of the Underwriters to send or give a copy of the Prospectus, dated as of the date of this Agreement and any further amendments or supplements thereto, to the person asserting any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein
     (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading at or prior to the written confirmation of the sale of Shares to such person if such statement or omission was corrected in the Prospectus, dated as of the date of this
     Agreement and any further amendments or supplements thereto, unless such failure to deliver the Prospectus, dated as of the date of this Agreement and any further amendments or supplements thereto, was a result of noncompliance by the Company with its obligations under this Agreement. The indemnity agreement set forth in this Section 9(a)(i) shall be in addition to any liability which the Company and the Operating Partnership may otherwise have.

          (ii) NCIC and NPLP, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any
     Underwriter within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation)
     which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon any breach of any representation, warranty or covenant of NCIC or NPLP contained herein.

          (iii) From the date of this Agreement to the Closing Time (it being expressly understood and agreed that this Section 9(a)(iii) shall terminate in its entirety at the Closing Time and that each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the
     Securities Act or Section 20 of the Exchange Act shall rely on Sections
     9(a)(i) and 9(a)(ii) with respect to any claims for indemnification arising under this Agreement after the Closing Time), NCIC and NPLP, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter

                                      -37-

     within the meaning of Section 15 of the Securities Act or Section 20 of the
     Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the
     Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (1) any breach of any representation, warranty or covenant of the Company or the
     Operating Partnership contained herein, (2) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement
     (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Preliminary
     Prospectus and the Prospectus as of its date and as amended or supplemented by the Company), or (3) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or
     Prospectus or necessary to make the statements made therein (with respect to the Prospectus only, in the light of the circumstances under which they were made) not misleading, except, in the case of each of clauses (2) and
     (3), insofar as any such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, in each such case, to the extent contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the
     Company expressly for use in the Registration Statement (or in the
     Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (that information being limited to that described in Section 9(b) hereof), or (B) the failure by or on behalf of the Underwriters to send or give a copy of the Prospectus, dated as of the date of this Agreement and any further amendments or supplements thereto, to the person asserting any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein
     (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading at or prior to the written confirmation of the sale of Shares to such person if such statement or omission was corrected in the Prospectus, dated as of the date of this
     Agreement and any further amendments or supplements thereto, unless such failure to deliver the Prospectus, dated as of the date of this Agreement and any further amendments or supplements thereto, was a result of noncompliance by the Company with its obligations under this Agreement.

          The indemnity agreements set forth in paragraphs (ii) and (iii) in this Section 9(a) shall be in addition to any liability which NCIC and NPLP may otherwise have.

                                      -38-

          (iv) If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company, the
     Operating Partnership, NCIC or NPLP pursuant to the foregoing paragraphs
     (i), (ii) or (iii) of this Section 9(a), such Underwriter shall promptly notify the Company, the Operating Partnership, NCIC or NPLP, as the case may be, in writing of the institution of such action, and the Company, the
     Operating Partnership, NCIC or NPLP, as the case may be, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the
     Company, the Operating Partnership, NCIC or NPLP, as the case may be, will not relieve the Company, the Operating Partnership, NCIC or NPLP of any
     obligation hereunder, except to the extent that their ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company, the Operating
     Partnership, NCIC or NPLP, as the case may be, in connection with the defense of such action, or the Company, the Operating Partnership, NCIC or
     NPLP, as the case may be, shall not have employed counsel reasonably satisfactory to the Underwriter or controlling person, as the case maybe, to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company, the Operating Partnership, NCIC or NPLP (in which case none of the Company, the Operating Partnership, NCIC or NPLP shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, the Operating Partnership, NCIC or NPLP, as the case may be, and paid as incurred (it being understood, however, that none of the Company, the
     Operating Partnership, NCIC or NPLP shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction)
     representing the indemnified parties who are parties to such action).
     Anything in this paragraph to the contrary notwithstanding, none of the
     Company, the Operating Partnership, NCIC or NPLP shall be liable for any settlement of any such claim or action effected without its consent.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Operating Partnership, NCIC, NPLP, the
Company's directors, the Company's officers that signed the Registration
Statement, and any person who controls the Company within the meaning of Section
15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Operating
Partnership, NCIC, NPLP or any such person may incur under

                                      -39-

the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration
Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus, or (B) any omission or alleged omission to state a material fact in connection with such information required to be stated in any such Registration Statement or the Prospectus or necessary to make such information (with respect to the Prospectus only, in the light of the circumstances under which made) not misleading. The statements set forth in the table in the first paragraph, the first two sentences of the seventh paragraph, the eleventh through seventeenth paragraphs and the twenty-first paragraph under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the
Representatives to the Company for purposes of Section 3(a)(xx) and this Section
9. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that such Underwriter may otherwise have.

     If any action is brought against the Company, the Operating Partnership,
NCIC, NPLP or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the
Operating Partnership, NCIC, NPLP or such person shall promptly notify the
Representatives in writing of the institution of such action and the
Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The
Company, the Operating Partnership, NCIC, NPLP or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Operating Partnership,
NCIC, NPLP or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred
(it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no
Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

                                      -40-

     (c) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b)
of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect, as applicable, (A) the relative benefits received by the Company and the Operating Partnership on the one hand and by the Underwriters on the other hand, each from the offering of the Shares, or (B) the relative benefits received by NCIC and NPLP from the consummation of the Formation Transactions on the one hand and by the Underwriters from the offering of the Shares on the other hand, or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Operating Partnership, NCIC and NPLP on
the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and by the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (net of underwriting discounts and commissions but before deducting expenses) received by the Company (which, for purposes of this subsection, account for the relative benefits received by the Company and the Operating Partnership) bear to the underwriting discounts and commissions received by the Underwriters. The relative benefits received NCIC and NPLP on the one hand and by the Underwriters on the other hand shall be deemed to be in the same proportion as the book value, as of the date of this Agreement, of the OP Units received by the
Transferors (which, for purposes of this subsection, account for the relative benefits received by NCIC and NPLP) bear to the underwriting discounts and commissions received by the Underwriters in connection with the offering of the
Shares. The relative fault of the Company and the Operating Partnership or NCIC and NPLP, as applicable, on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and/or the Operating
Partnership or NCIC and/or NPLP, as applicable, or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (d) The Company, the Operating Partnership, NCIC, NPLP and the Underwriters
agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take

                                      -41-

account of the equitable considerations referred to in clause (i) and, if applicable, clause (ii) of subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

     (e) The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter and its affiliates and each person, if any, who controls each Underwriter and its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange
Act, from and against any and all losses, claims, damages and liabilities
(including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i)
caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Company for distribution to participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as a result of the failure of any participant to pay for and accept delivery of Directed Shares that the participant has agreed to purchase;
or (iii) related to, arising out of, or in connection with the Directed Share
Program. Nothing in this paragraph (e) shall be interpreted as limiting or otherwise modifying the obligations of the Underwriters set forth in Section 8.

     10. Survival:

     The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company, the Operating
Partnership, NCIC and NPLP contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act, or by or on behalf of the Company, its directors and officers, the
Operating Partnership, NCIC, NPLP or any person who controls the Company , the
Operating Partnership, NCIC or NPLP within the meaning of Section 15 of the
Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The
Company, the Operating Partnership, NCIC and NPLP and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company or the Operating
Partnership, against any of their respective officers and directors, in connection with the sale and delivery of the Shares, or in connection with the
Registration Statement or Prospectus.

                                      -42-

     11. Notices:

     Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co.,
Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate
Department; if to the Company or the Operating Partnership, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 527
Madison Avenue, 16th Floor, New York, New York 10022; or if to NCIC or NPLP,
shall be sufficient in all respects if delivered to NCIC at the offices of NCIC at 527 Madison Avenue, 16th Floor, New York, New York 10022.

     12. Governing Law; Headings:

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     13. Parties at Interest:

     The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership, NCIC, NPLP and the
controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators.
No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     14. Counterparts and Facsimile Signatures:

     This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

                                      -43-

         If the foregoing correctly sets forth the understanding among the
Company, the Operating Partnership, NCIC, NPLP and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating
Partnership, NCIC, NPLP and the Underwriters.

                                      Very truly yours,

                                      NORTHSTAR REALTY FINANCE CORP.

                                      By:
                                         ------------------------------
                                         Name:
                                         Title:

                                      NORTHSTAR REALTY FINANCE LIMITED
                                       PARTNERSHIP

                                      By: NorthStar Realty Finance Corp., its
                                          sole general partner

                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                      NORTHSTAR CAPITAL INVESTMENT CORP.

                                      By:
                                         ------------------------------
                                         Name:
                                         Title:

                                      NORTHSTAR PARTNERSHIP, L.P.

                                      By:  NorthStar Capital Investment Corp.,
                                           its sole general partner

                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:
   -------------------------------
   Name:
   Title:

DEUTSCHE BANK SECURITIES INC.

By:
   -------------------------------
   Name:
   Title:

CREDIT SUISSE FIRST BOSTON LLC

By:
   -------------------------------
   Name:
   Title:

JMP SECURITIES LLC

By:
   -------------------------------
   Name:
   Title:

For themselves and as Representatives of the other
Underwriters named on Schedule I hereto.

                                   Schedule I

Underwriter                                              Number of Initial
-----------
                                                       Shares to be Purchased

Friedman, Billings, Ramsey & Co., Inc.                      [          ]
                                                             ----------
Deutsche Bank Securities Inc.                               [          ]
                                                             ----------
Credit Suisse First Boston LLC                              [          ]
                                                             ----------
JMP Securities LLC                                          [          ]
                                                             ----------

     Total.........................................          20,000,000
                                                             ==========

                                   Schedule II

                            Contributed Subsidiaries
                            ------------------------

    ALGM I Owners LLC

    1552 Lonsdale LLC

    729 Demitasse LLC

    ALGM Leasehold II LLC

    ALGM Leasehold III LLC

    ALGM Leasehold VI LLC

    ALGM Leasehold VIII LLC

    ALGM Leasehold IX LLC

    ALGM Leasehold X LLC

    NS Advisors LLC

    NS CDO Holdings II, LLC

    N-Star Real Estate CDO II Ltd.

    NorthStar Funding Managing Member LLC

    NorthStar Funding Management LLC

    NorthStar Funding Investor Member LLC

    NS CDO Holdings I, LLC

    N-Star Real Estate CDO I Ltd.

                                    Exhibit A

                             FORM OF LOCK-UP LETTER

                                                                          , 2004
                                                            ---------- ---

Friedman, Billings, Ramsey & Co., Inc.
Deutsche Bank Securities Inc.
Credit Suisse First Boston Corporation
JMP Securities LLC
  as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         The undersigned understands that Friedman, Billings, Ramsey & Co.,
Inc., Deutsche Bank Securities Inc., Credit Suisse First Boston LLC and JMP
Securities LLC (collectively, the "Representatives") propose to enter into an
Underwriting Agreement (the "Underwriting Agreement"), as Representatives of the
several underwriters named in Schedule I of the Underwriting Agreement (the
"Underwriters"), with NorthStar Realty Finance Corp., a Maryland corporation
(the "Company"), NorthStar Realty Finance Limited Partnership, a Delaware
limited partnership (the "Operating Partnership"), NorthStar Capital Investment
Corp., a Maryland corporation ("NCIC"), and NorthStar Partnership, L.P., a
Delaware limited partnership ("NPLP"), providing for the public offering (the
"Public Offering") by (inter alia) the Underwriters of shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock").

         To induce the Underwriters to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Friedman, Billings, Ramsey & Co., Inc., it will not, during the period commencing on the date hereof and ending on the [180th] [365th] day anniversary of the date of the final prospectus relating to the Public Offering
(such period, the "Lock-Up Period" and such prospectus, the "Prospectus"), (1)
offer, pledge, sell, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the following (whether now owned by the undersigned or hereafter acquired): (a) Common Stock, (b) any securities convertible into or exercisable or exchangeable for any shares of Common Stock, including any units of limited partnership interest ("Units") issued by the Operating Partnership or
(c) any rights to purchase or otherwise acquire Common Stock held by the undersigned or acquired by the undersigned after the date hereof, or that may be deemed to be beneficially owned by the undersigned; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or Units, whether any such transaction

described in clause (1) or (2) above is to be settled by delivery of Common
Stock or such other securities, in cash or otherwise; or (3) redeem any Units.
The undersigned further agrees that it will not publicly disclose the intention to make any such offer, sale, pledge, redemption or disposition or to enter into any transaction described in the preceding sentence during the Lock-Up Period without, in each case, the prior written consent of Friedman, Billings, Ramsey &
Co., Inc. In addition, the undersigned agrees that, without prior written consent of Friedman, Billings, Ramsey & Co., Inc., it will not, during the
Lock-Up Period, make any demand for or exercise any right with respect to, the registration under the Securities Act of 1933, as amended (the "Securities
Act"), of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer that would constitute a violation or breach of this letter. This letter shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

         The Company is not a party to or an intended beneficiary of this lock-up agreement and has no right or obligation to enforce any of its terms.
The parties hereto acknowledge that the preceding sentence is included herein to ensure compliance with the requirement of Section 856(a)(2) of the Internal
Revenue Code of 1986, as amended (the "Code") that the shares of stock of a
"real estate investment trust" under the Code be transferable.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company, the Operating Partnership, NCIC, NPLP and the
Representatives. The terms of this lock-up agreement shall expire in the event the Public Offering is not consummated on or before December 1, 2004.

                                           Very truly yours,

                                           (Printed or Typed Name)

                                           By:
                                              ----------------------------------

                                                                          (SEAL)
                                           -------------------------------

                                           Title:
                                                 -------------------------------

                                   Exhibit B-1

          Corporate Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

                            [Intentionally Omitted.]

                                   Exhibit B-2

      Negative Assurance Letter of Skadden, Arps, Slate, Meagher & Flom LLP

                            [Intentionally Omitted.]

                                    Exhibit C

             Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

                            [Intentionally Omitted.]